Fees Summary	Aug. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,080,000.00
Previously Paid Amount	3,335.12
Total Fee Amount	6,225.55
Total Offset Amount	0.00
Net Fee	$ 2,890.43